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                      AMENDMENT TO TAX SHARING AGREEMENTS

     AMENDMENT TO TAX SHARING AGREEMENTS ("the Amendment") dated as of August 15, 1998, among Triarc Companies, Inc., a Delaware corporation ("TRI"), Triarc Beverage Holdings. Corp., a Delaware corporation ("TBHC"), Snapple Beverage Corp., a Delaware corporation ("Snapple"), Mistic Brands, Inc., a Delaware corporation ("Mistic"), and Cable Car Beverage Corporation, a Delaware corporation ("Cable Car").

     TRI, TBHC, Snapple and Mistic are parties to a Tax Sharing Agreement dated as of May 22, 1997 (the "Existing Agreement").

     TRI and Cable Car are parties to a Tax Sharing Agreement dated as of November 25, 1997 (the "Prior Cable Car Agreement").

     Each of TRI, TBHC, Snapple, Mistic and Cable Car desires that the Existing Agreement be amended to include Cable Car as provided herein.

     TRI and Cable Car desire to amend the Prior Cable Car Agreement as provided herein.

     Accordingly, TRI, TBHC, Snapple, Mistic and Cable Car agree as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed in the Existing Agreement.

2. Amendment to Existing Agreement. Section 1 of the Existing Agreement is amended by renumbering Section 1.1 as Section 1.2 and by inserting the following as Section 1.1:

     1.1 For purposes of this Agreement, Cable Car (and its subsidiaries) shall each be considered to be a TBHC Subsidiary and an includible corporation in the TBHC Group within the meaning of Section 1504(a) of the Code.

3. Taxable Year. For purposes of the Existing Agreement and the Prior Cable Car Agreement, the taxable year of Cable Car (and its subsidiaries) shall close as of the date of this Amendment.

4. Effect on Prior Cable Car Agreement. The terms of the Prior Cable Car Agreement shall continue to apply to Cable Car (and its subsidiaries) and TRI to determine amounts to be paid by, or to, Cable Car after the date of this Amendment with respect to taxable periods (or portions thereof) ending on or prior to the date of this Amendment. The Prior Cable Car Agreement shall not apply to any taxable period (or portion thereof) beginning on or after the date of this Amendment.

5. Effective Date of Amendment. The amendments to the Existing Agreement contained herein shall be effective with respect to taxable periods (or portions thereof) beginning on or after the date of this Amendment.

6. Confirmation of the Agreements. Except to the extent modified or amended by this Amendment, the provisions of the Existing Agreement and the Prior Cable Car Agreement are hereby confirmed and shall remain in full force and effect.

7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

8. Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to the conflict of laws rules thereof.

9. Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, TRI, TBHC, Snapple, Mistic and Cable Car have executed this Amendment as of the day and year first above written.

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Triarc  Companies, Inc.                 Triarc Beverage Holdings Corp.

By: /s/ Brian L. Schorr                  By: /s/ Francis T. McCarron
   --------------------------------         ------------------------------------
    Name:  Brian L. Schorr                  Name:  Francis T. McCarron
    Title: Executive Vice President         Title: Senior Vice President--Taxes
           and General Counsel

Snapple Beverage Corp.                  Mistic Brands, Inc.

By: /s/ Francis T. McCarron             By: /s/ Francis T. McCarron
    -------------------------------        -------------------------------------
    Name:  Francis T. McCarron             Name:  Francis T. McCarron
    Title: Senior Vice President--Taxes    Title: Senior Vice President--Taxes

Cable Car Beverage Corporation

By: /s/ Francis T. McCarron
   --------------------------------
   Name:  Francis T. McCarron
   Title: Senior Vice President--Taxes

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